Exhibit e(x) under Form N-1A
                                              Exhibit 1 under Item 601/Reg.S-K




                                   Exhibit S

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                 Federated Municipal High Yield Advantage Fund
                                 Class A Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers') to sell the above-listed Classes ("Shares"), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

2. Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator's own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class A Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4. FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of June, 2006.

                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit T

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                 Federated Municipal High Yield Advantage Fund
                                 Class B Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers') to sell the above-listed Classes ("Shares"), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

2. Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator's own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Class B Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4. FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of June, 2006.

                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit U

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                 Federated Municipal High Yield Advantage Fund
                                 Class C Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers') to sell the above-listed Classes ("Shares"), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

2. Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator's own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Class C Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4. FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of June, 2006.

                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President

                                   Exhibit V

                  FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                 Federated Municipal High Yield Advantage Fund
                                 Class F Shares

      The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1. The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers ("Brokers') to sell the above-listed Classes ("Shares"), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators ("Administrators") to render administrative support services to the Trust and its shareholders.

2. Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator's premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator's own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust's accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust's accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3. During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class F Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4. FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5. FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6. FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

      In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

      Witness the due execution hereof this 1st day of June, 2006.

                                     FEDERATED MUNICIPAL SECURITIES INCOME TRUST

                                     By:  /s/ J. Christopher Donahue
                                     Name:  J. Christopher Donahue
                                     Title:  President

                                     FEDERATED SECURITIES CORP.

                                     By:  /s/ Thomas E. Territ
                                     Name:  Thomas E. Territ
                                     Title:  President